UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

  October 6, 2023
Date of Report (date of earliest event reported)

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OpGen, Inc.

(Exact name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification Number)

9717 Key West Ave, Suite 100
Rockville, MD 20850
(Address of principal executive offices)(Zip code)

(240) 813-1260
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OPGN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 6, 2023, OpGen, Inc.’s (the “Company”) subsidiary Curetis GmbH (“Curetis”) received an advance payment of 750,000 euros related to the sale of certain Unyvero A50 systems by Curetis to a strategic partner. The final purchase of such systems will be made pursuant to a purchase agreement or purchase order to be mutually agreed upon by the parties. Such purchase of systems and advance payment was made in connection with the negotiation of a potential strategic transaction involving Curetis and the Company’s subsidiary Ares Genetics GmbH (“Ares Genetics”) with such strategic partner. The strategic partner may, in its discretion, purchase additional Unyvero A50 systems from Curetis while the parties continue to pursue a potential strategic transaction. Any such strategic transaction will be pursuant a definitive agreement entered into by the parties. The Company intends to use the advance payment to fund Curetis’ and Ares Genetics’ operations while it negotiates with the strategic partner.

The above discussion regarding the receipt by the Company of an advance payment related to the purchase of Unyvero A50 systems and a potential strategic transaction involving Curetis are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are intended to qualify for the safe harbor from liability established thereunder. Such forward-looking statements are subject to risks and uncertainties that are often difficult to predict, are beyond the Company’s control, and which may cause results to differ materially from expectations, including the risk that the definitive agreement with the strategic partner will not be successfully negotiated or consummated. In addition, for a discussion of factors that could materially affect the outcome of the Company’s forward-looking statements and its future results and financial condition, see "Risk Factors" in Part I, Item 1A, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and its other reports filed with the Securities and Exchange Commission. The Company does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 11, 2023	OpGen, Inc.

	By:	/s/ Albert Weber
		Name:	Albert Weber
		Title:	Chief Financial Officer